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                                                                  EXHIBIT 10 (e)

                  AMENDMENT TO LOAN SUBPARTICIPATION AGREEMENT
                  --------------------------------------------

         THIS AMENDMENT TO LOAN SUBPARTICIPATION AGREEMENT (this "Amendment") is made as of May 16, 2001, between HUNTINGTON PREFERRED CAPITAL HOLDINGS, INC., an Indiana corporation ("Transferor") and HUNTINGTON PREFERRED CAPITAL, INC., an Ohio corporation ("Transferee").

                                    RECITALS
                                    --------

         A. The parties have previously entered into a certain Loan Subparticipation Agreement, dated as of May 1, 1998 (the "Subparticipation Agreement"). (All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Subparticipation Agreement.)

         B. The Subparticipation Agreement was made in connection with a certain Loan Participation Agreement, also dated as of May 1, 1998, between The Huntington National Bank (the "Bank") and Transferor (the "Participation Agreement").

         C. The parties desire to modify the Subparticipation Agreement as set forth in this Amendment.

                                    AGREEMENT
                                    ---------

         The parties hereby agree as follows:

         1. The Subparticipation Agreement is hereby modified and amended, effective as of the date hereof, by inserting a new paragraph 14 consisting of the following:

         "14. AMENDMENTS TO PARTICIPATION AGREEMENT. The Participation Agreement may not be amended, altered or modified without the written consent of Transferee."

         2. Except as specifically modified and amended herein, the Subparticipation Agreement shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.


                                     HUNTINGTON PREFERRED CAPITAL HOLDINGS, INC.


                                     By:  /s/ GREGORY C. SHERIDAN
                                          ----------------------------------
                                          Gregory C. Sheridan, President

                                     HUNTINGTON PREFERRED CAPITAL, INC.


                                     By:  /s/ STEVEN A. HINSHAW
                                          ----------------------------------
                                          Steven A. Hinshaw, Vice President